EXHIBIT 10.17

FORM OF ASSIGNMENT OF APPLICATION

Whereas, I/We, _______________________________________________ of _______________________, hereafter referred to as applicant, have invented certain new and useful improvements in _______________________________________________________________________________________________________________

for which an application for a United States Patent was filed on _________________________________
Application Number ______________________________

for which an application for a United States Patent was executed on ____________________________, and

Whereas, ______________________________________ of _____________________________________ here referred to as "assignee" whose mailing address is _________________________________________________________________________ is desirous of acquiring the entire right, title and interest in the same;

Now, therefore, in consideration of the sum of _______ dollars ($______), the receipt whereof is acknowledge, and other good and valuable consideration, I/We, the applicant(s), by these presents do sell, assign and transfer unto said assignee the full and exclusive right to the said invention in the United States and the entire rights, title and interest in and to any and all Patents which may be granted therefore in the United States. I/We hereby authorize and request the Director of the U.S. Patent and Trademark Office to issue said United States Patent to said assignee, of the entire right, title, and interest in and to the same, for his sole use and behoof, and for the use and behoof of his legal representatives, to the full end of the term for which said Patent may be granted, as fully and entirely as the same would have been held by me had this assignment and sale not bee made.

Executed this _________ day of ___________________________, 20 _________
at_________________________________________________________________________________________________

Signature

Printed Name/Registration No., if applicable
State of _______________________
SS:
County of _____________________

Before me personally appeared said ______________________________________________________ and acknowledged the foregoing instrument to be his free act and deed this _______________ day of ____________, 20________

Seal

Note: Signature of all the inventors or assignees of record of the entire interest or their representative(s) are required. Submit multiple forms if more than one signature is required. See below.

Total of ________________________ forms are submitted.
This form offers a sample or suggested format for an assignment document. This sample form is not an OMB officially approved form.